LETTER OF TRANSMITTAL
                          TO TENDER FOR EXCHANGE
          12{1}/{4}% SERIES B SENIOR SUBORDINATED NOTES DUE 2004
                                    OF
              		BERRY PLASTICS CORPORATION
		PURSUANT TO THE PROSPECTUS DATED JANUARY __, 1999

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON FEBRUARY __, 1999, UNLESS EXTENDED.

        To:  United States Trust Company of New York, as Exchange Agent



   BY REGISTERED OR CERTIFIED MAIL:		  BY FACSIMILE: 		   		BY HAND BEFORE 4:30 P.M.:
   United States Trust Company of New York  (212)780-0592                       United States Trust Company of New York
   P.O. Box 843                             Attention: Customer                 111 Broadway
   Cooper Station                           Service                             New York, New York 10006
   New York, New York 10276                                                     Attention: Lower Level Corporate Trust Window
   Attention: Corporate Trust Services




                                            CONFIRM BY TELEPHONE TO:           BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.
						        (800) 548-6565                      P.M. ON THE EXPIRATION DATE:

                                                                               United States Trust Company of New York
                                                                               770 Broadway, 13th Floor
                                                                               New York, New York  10003

	DELIVERY  OF  THIS  INSTRUMENT  TO  AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
TRANSMISSION VIA A FACSIMILE NUMBER OTHER  THAN  THE  ONE LISTED ABOVE WILL NOT
CONSTITUTE  A  VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING  THIS  LETTER  OF
TRANSMITTAL SHOULD  BE  READ  CAREFULLY  BEFORE  THIS  LETTER OF TRANSMITTAL IS
COMPLETED.

          The undersigned acknowledges that he or she has received the Prospectus, dated January __, 1999 (the "Prospectus), of Berry Plastics Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 12{1}/{4}% Series C Senior Subordinated Notes due 2004 (the "New Notes") for an equal principal amount of its 12{1}/{4}% Series B Senior Subordinated Notes due 2004 (the "Old Notes" and, together with the New Notes, the "Notes"). The terms of the New Notes are identical in all material respects to the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting their transfer and will not contain certain provisions providing for an increase in the interest rate on the Old Notes under certain circumstances relating to the Registration Rights Agreement (as defined in the Prospectus). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on February __, 1999, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

          Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message (as defined in the Prospectus) and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer
- Guaranteed Delivery Procedures" in the Prospectus.  See Instruction 5.

          The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

          If the undersigned is a broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), the undersigned may be deemed to be an "underwriter" under the Securities Act and the undersigned acknowledges, therefore, that it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                 BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

       DESCRIPTION OF 12{1}/{4}% SERIES B SENIOR SUBORDINATED NOTES DUE 2004
                                                             Aggregate                     Principal Amount
Name(s) and	                                                 Principal                     Tendered (must
Address(es) of                                               Amount                        be in integral
Registered Holder(s)           Certificate                   Represented by                multiples
(please fill in, if blank)     Number(s)                     Certificate(s)                of $1,000)*



                               TOTAL
    {*}Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate
    Principal Amount Represented by Certificate(s)."
If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix such schedule to this Letter of Transmittal.
The minimum permitted tender is $1,000 in principal amount.  All other tenders must be in integral multiples of $1,000.

                      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE
                      AGENT'S  ACCOUNT  AT  THE DEPOSITORY TRUST COMPANY ("DTC") AND COMPLETE THE FOLLOWING
                      (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION
                      4):
                      Name of Tendering Institution_______________________________________________________
                      Account No. _____________________________________________________________________
                      Transaction Code Number__________________________________________________________

                      CHECK HERE  IF  TENDERED  OLD  NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
                      DELIVERY PREVIOUSLY SENT TO  THE  EXCHANGE  AGENT  AND  COMPLETE  THE  FOLLOWING (SEE
                      INSTRUCTION 5):
                      Name(s) of Registered Holder(s)_____________________________________________________
                      Window Ticket Number (if any)_____________________________________________________
                      Date of Execution of Notice of Guaranteed Delivery_____________________________________
                      Name of Institution which Guaranteed Delivery_________________________________________

                      CHECK HERE  IF  YOU  ARE  A  BROKER-DEALER  AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE
                      PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS  OR  SUPPLEMENTS  THERETO AND COMPLETE THE
                      FOLLOWING:
Name:__________________________________________________________________________
Address:________________________________________________________________________
_______________________________________________________________________________



k:\s4exhibits\127578.doc                        -2-

        SPECIAL REGISTRATION INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
         (SEE INSTRUCTIONS 7, 8 AND 9)                                    (See Instructions 7,8 and 9)

To be completed ONLY if certificates for Old Notes                 To be completed ONLY if certificates for Old Notes
in a principal amount not tendered, or New Notes                   in a principle amount not tendered, or New Notes
issued in exchange for Old Notes accepted for                      issued in exchange for Old Notes accepted for
exchange, are to be issued in the name of someone                  exchange, are to be sent to someone other than the
other than the undersigned.                                        the undersigned, or to the undersigned at an address
                                                                   other than that shown above.

Issue certificates(s) to:                                          Deliver certificate(s) to:

Name:______________________________________                        Name:______________________________________
              (Please Print)                                                      (Please Print)

Address:___________________________________                        Address:___________________________________
___________________________________________                        ___________________________________________
              (Include Zip Code)                                                 (Include Zip Code)

___________________________________________                        ___________________________________________
(Tax Identification or Social Security No.)                        (Tax Identification or Social Security No.)



k:\s4exhibits\127578.doc                        -3-

Ladies and Gentlemen:

          Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the
Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution (i) to deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) to present such Old Notes for transfer on the books of the Company, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

          The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Company. The undersigned and any beneficial owner of Old Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement with any person to participate in the distribution of such New Notes, (iii) neither the undersigned nor any such beneficial owner nor any such other person is engaging in or intends to engage in a distribution of such New Notes and (iv) neither the undersigned nor any such other person is an "affiliate," as defined under Rule 405 promulgated under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Company or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer - Purpose and Effect of the Exchange Offer." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

          For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

          If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain other events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of
Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

          The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption " The Exchange Offer - Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer - Withdrawal of Tenders."

          Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

          Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures" See Instruction 5.



                        -4-


PLEASE SIGN HERE WHETHER OR NOT
OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X________________________________________________________                                        Date:___________

X________________________________________________________                                        Date:___________
Signature(s) of Registered Holder(s) or Authorized Signatory

Area Code and Telephone Number:_______________________________________________

The above lines must  be  signed by the registered holder(s) as his or her name(s) appear(s) on the Old Notes or by person(s) authorized to become  registered  holder(s)  by  a  properly  completed  bond  power  from the registered holder(s),  a copy of which must be transmitted with this Letter of Transmittal.  If the Old Notes  to  which  this
Letter of Transmittal  relate are held of record by two or more joint holders, then all such holders must sign this
Letter of Transmittal.   If  this  Letter  of  Transmittal or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i)  so  indicate  and  set forth his or her full title below and (ii)
unless waived by the Company, submit evidence satisfactory to the Company  of  such  person's  authority to so act.
See Instruction 7.

Name(s):_____________________________________________________________________________________

_____________________________________________________________________________________________
                                                   (Please Print)
Capacity:____________________________________________________________________________________

Address:_____________________________________________________________________________________

_____________________________________________________________________________________________
                                                 (Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 7)
_____________________________________________________________________________________________
                                               (Authorized Signature)
_____________________________________________________________________________________________
                                                       (Title)
_____________________________________________________________________________________________
                                                   (Name of Firm)

Date:_______________, 1999



k:\s4exhibits\127578.doc                        -5-

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. PROCEDURES FOR TENDERING. This Letter of Transmittal or a facsimile hereof, properly completed and duly executed, or an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. In addition, either (i) certificates for tendered Old Notes must be received by the Exchange Agent along with the Letter of Transmittal or (ii) a timely confirmation of a book-entry transfer (a "Book Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date or (iii) the Holder must comply with the guaranteed delivery procedures described below.

          THE METHOD OF DELIVERY OF OLD NOTES AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF SENT BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, RETURN RECEIPT REQUESTED, BE USED AND PROPER INSURANCE BE OBTAINED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

          All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person shall be under any duty to give any such notification, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that the Company determines are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such beneficial owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

     3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 12{1}/{4}% Series B Senior Subordinated Notes due 2004" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     4. BOOK-ENTRY TRANSFER. Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, this Letter of Transmittal or a facsimile hereof, or an Agent's Message, with any required signature guarantees and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

     5. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or an Agent's Message or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure:
(a) such tender must be made through an Eligible Institution (as defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) or an Agent's Message together with the certificate(s) representing the Old Notes, or a Book-Entry Confirmation, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of
Transmittal (or facsimile hereof) or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer - Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     6. WITHDRAWAL OF TENDERS. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"),
(ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on the Letter of
Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the persons withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, which determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described above in Instruction 1, under Procedures for Tendering, at any time prior to the Expiration Date.

     7. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

          If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder or holders and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder or holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder or holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

          If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act with this Letter of Transmittal.

          Endorsements on Old Notes or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

          Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) has not completed the box set forth herein entitled "Special Registration Instructions" or the box set forth herein entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution.

     8. SPECIAL REGISTRATION AND DELIVERY INFORMATION. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person singing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     10. Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     11. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.




k:\s4exhibits\127578.doc                        -6-

                           IMPORTANT TAX INFORMATION

          The Holder is required to give the Exchange Agent the social security number or employer identification number of the Holder of the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                   PAYER'S NAME:  BERRY PLASTICS CORPORATION

Name of Holder (if joint, list first and circle the name of the person or entity whose number you enter in Part I below).
Address (if Holder does not complete, signature below will constitute a certification that the above address is correct.)

               SUBSTITUTE               Part I-Please  provide your  TIN
                                        in the box at right and certify by              Social Security Number
                FORM W-9                signing and dating below.  If you do                      or
                                        not have a number, see How to Obtain         Employer Identification Number
                                        a "TIN" in the enclosed Guidelines.          ______________________________
        DEPARTMENT OF THE TREASURY
         INTERNAL REVENUE SERVICE       Part II- For Payees exempt from backup withholding, see the enclosed Guidelines
      Payer's Request for Taxpayer        for Certification of Taxpayer Identification Number on Substitute Form W-9.
      Identification Number (TIN)

CERTIFICATION.  Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I  am  not  subject to backup withholding  either because I have not been notified by the Internal Revenue
       Service (IRS) that I am subject to  backup withholding as a result of a failure to report all interest or  dividends, or the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION   INSTRUCTIONS.    You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).  (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

Signature______________________________________________________
Date___________________________________

       NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                         (DO NOT WRITE IN SPACE BELOW)

      CERTIFICATE SURRENDERED                    OLD NOTES TENDERED                          OLD NOTES ACCEPTED

Delivery Prepared By_______________        Checked By_______________                     Date__________




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